UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐	Soliciting Materials Pursuant to §240.14a-12

BTCS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BTCS INC.

303 W. LANCASTER AVENUE, NO. 336

WAYNE, PENNSYLVANIA, 19087

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2026

To The Stockholders of BTCS Inc.:

We are pleased to invite you to attend our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually at 10:00 a.m. Eastern Time on June 8, 2026. The Annual Meeting is being held:

1.	To elect three members to BTCS’ Board of Directors.

2.	To ratify the appointment of Forvis Mazars, LLP, our independent registered public accounting firm, for fiscal year 2026.

3.	To approve an amendment to increase the number of shares of common stock authorized for issuance under the BTCS Inc. 2021 Equity Incentive Plan, as amended (the “2021 Plan”).

4.	To approve an amendment to the 2021 Plan to permit shares tendered for payment of option exercises or withheld for tax obligations and shares related to stock-settled awards to again be available for future grants under the 2021 Plan (the “Plan Share Utilization Amendment”).

5.	To approve an amendment to the 2021 Plan to add an evergreen provision that automatically increases the shares available for issuance under the 2021 Plan by 2.5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year (the “Evergreen Amendment”).

6.	To approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 13, 2026, as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

You may attend the Annual Meeting by calling 877-407-3088 (Toll Free) or +1-877-407-3088 (International). There is no physical location for the Annual Meeting.

Your vote is important. Please vote your proxy promptly to ensure your shares are properly represented, even if you plan to attend the virtual Annual Meeting. You can vote on the Internet, by telephone, by using the enclosed proxy card, or during the virtual Annual Meeting. If you vote prior to the meeting, you may still attend and change your vote during the meeting if you wish.

By order of the Board of Directors:

/s/ Charles Allen
Charles Allen
Chief Executive Officer

Dated: April 15, 2026

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 8, 2026:

This Notice, Proxy Statement and 2025 Annual Report on Form 10-K are available at: www.BTCS.vote

If You Plan to Attend

Registration will begin at 9:30 a.m. Eastern Time. Shares can be voted at the virtual meeting only if the holder is present virtually or by valid proxy.

For admission to the virtual meeting, each shareholder will need to access the meeting using their control number found on their proxy card or voting instruction form. The control number will serve as verification of stock ownership as of the record date.

Whether or not you plan on attending the virtual meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and returning it in the postage-paid envelope provided. Your vote is very important.

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BTCS INC.

303 W. LANCASTER AVENUE, NO. 336

WAYNE, PENNSYLVANIA, 19087

(202) 430-6576

2026 Annual Meeting of Stockholders

Proxy Statement

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the common stock (“Common Stock”) of BTCS Inc. (“BTCS,” the “Company,” “we,” “us,” or “our”), in connection with the solicitation of proxies by our Board of Directors (our “Board”) for use at the Annual Meeting of Stockholders to be held on June 8, 2026, at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio conference call to enable our stockholders to attend from any location around the world that is convenient to them. A notice of Internet availability of proxy materials (the “Notice”) is first being mailed to our stockholders on or about April 15, 2026.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending the Notice to our stockholders of record and beneficial holders as of April 13, 2026, which is the record date for the Annual Meeting.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the virtual Annual Meeting by calling 877-407-3088 (Toll Free) or +1-877-407-3088 (International). If you are the beneficial owner of shares held in street name, you will need to obtain a legal proxy from your brokerage firm, bank, or other holder of record in order to vote during the Annual Meeting. Beneficial owners should refer to the voting instructions provided by their brokerage firm, bank, or other holder of record for information on how to obtain a legal proxy. We encourage you to vote your proxy by Internet, by phone or by mail prior to the meeting, even if you plan to virtually attend the Annual Meeting.

Who is (or is not) entitled to vote?

Our Board has fixed the close of business on April 13, 2026 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. As of the Record Date, BTCS has 49,775,371 shares of Common Stock entitled to notice of, and to vote at, this Annual Meeting. As of the Record Date, we have 15,671,405 shares of Series V Preferred Stock outstanding which will not vote on any proposal at the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct that organization on how to vote your shares.

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How do I vote?

Record Holder

1. Vote by Internet. The website address for Internet voting is www.BTCS.vote. The deadline for Internet voting is 11:59 p.m. Eastern Time, on June 7, 2026.

2. Vote by E-mail. Mark, date, sign and email the enclosed proxy card to proxy@equitystock.com Attention: Shareholder Services.

3. Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card to Equity Stock Transfer, 237 W 37th Street, Suite 602, New York, New York 10018, Attention: Shareholder Services.

4. Vote By Fax. Mark, date, sign and fax the enclosed proxy card to 347-584-3644, Attention: Shareholder Services.

5. Vote during the meeting. Follow instructions provided to you during the Annual Meeting.

Beneficial Owner (Holding Shares in Street Name)

Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on June 4, 2026. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by phone. Call 1-877-407-3088 and follow the instructions.

3. Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

4. Vote during the meeting. Follow instructions provided to you during the Annual Meeting.

What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are present in person or represented by proxy. Treasury shares held by BTCS, if any, are not considered outstanding or present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if BTCS is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment may be made without notice other than by announcement at the meeting, and the persons named as proxies will vote all shares for which they have voting authority in favor of such adjournment.

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What happens if I do not give specific voting instructions?

Record Holder. If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, under stock exchange rules, the organization will not have the authority to vote your shares on that proposal. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered votes cast. Thus, broker non-votes will not affect the outcome of any non-routine matter being voted on at the meeting.

Which proposals are considered “routine” or “non-routine”?

Proposal 2 is considered routine; all other Proposals are considered non-routine. A broker or other nominee cannot vote without instructions on non-routine matters.

How are abstentions treated?

Since Abstentions are not deemed to be a vote cast, abstentions have no effect on any of the Proposals.

How many votes are needed for each proposal to pass and what is the effect of a broker non-vote and abstention?

Proposals	Vote Required	Are Broker Discretionary Votes Allowed?	Effect of Abstentions (1)

Election of Directors	Plurality, which means that the three nominees receiving the highest number of “For” votes will be elected.	No	No effect

Ratification of Independent Registered Public Accounting Firm	Affirmative vote of the majority of the votes cast.	Yes	No effect

Increase in Shares Available under the 2021 Plan	Affirmative vote of the majority of the votes cast	No	No effect

Plan Share Utilization Amendment	Affirmative vote of the majority of the votes cast by Common Stockholders	No	No effect

Evergreen Amendment	Affirmative vote of the majority of the votes cast	No	No effect

Adjournment of the Annual Meeting	Affirmative vote of the majority of the votes cast.	No	No effect

(1)	“Withhold” for Proposal 1.

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What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of BTCS, by delivering a proxy card dated after the date of the proxy or by voting during the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: BTCS Inc., 303 W. Lancaster Avenue, No. 336, Wayne, Pennsylvania, 19087, Attention: Corporate Secretary.

Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners, other than plan participants, may also attend and vote online during the Annual Meeting, which will replace any previous votes.

Who is paying for the expenses involved in preparing and mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by BTCS. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Charles Allen and Michael Prevoznik, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold BTCS stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: BTCS Inc., 303 W. Lancaster Avenue, No. 336, Wayne, Pennsylvania, 19087.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to BTCS stockholders with respect to any of the proposals brought before the Annual Meeting.

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Can a stockholder present a proposal to be considered at the next annual meeting?

If you wish to submit a proposal to be considered at the 2027 Annual Meeting of Stockholders (the “Next Annual Meeting”), the following is required:

For a shareholder proposal to be considered for inclusion in BTCS’ Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than December 16, 2026, which is 120 calendar days prior to the one year anniversary date BTCS’ Proxy Statement was mailed to stockholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in BTCS’ Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days, and no earlier than 120 calendar days, prior to the first anniversary of this year’s Annual Meeting; provided, however, that in the event that the Next Annual Meeting is changed more than 30 days before or after such anniversary date, the proposal must be received no later than 10 calendar days following the day on which public announcement of the date of such meeting is first made by the Company. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above. Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the Next Annual Meeting and meet the ownership requirements contained in our Bylaws, if any.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to BTCS Inc. 303 W. Lancaster Avenue, No. 336, Wayne, Pennsylvania, 19087, Attention: Corporate Secretary. We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for Proposal 1 (Election of Directors) and Proposals 3, 4 and 5 (amendments to the 2021 Plan under which executive officers and directors may receive awards), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Your Vote Is Important

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the virtual Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

Our proxy tabulator, Equity Stock Transfer, must receive any proxy that will not be voted at the Annual Meeting by 11:59 p.m. Eastern Time on June 7, 2026.

The Board unanimously recommends that stockholders vote “For” each of the Proposals.

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PROPOSAL 1. ELECTION OF DIRECTORS

We currently have four members of our Board, all of whose terms will expire at this Annual Meeting. The Board proposes and recommends the election of the following three nominees as directors:

Charles Allen

Charles Lee

Ashley DeSimone

All of the nominees listed above are currently directors of BTCS and have been nominated for election at the Annual Meeting, and have agreed to serve if elected. The three persons who receive the most votes cast will be elected and will serve as directors until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified. If any nominee becomes unavailable for election or if the Board increases the number of directors to be elected, the Board may designate a substitute or additional nominee. In that event, the persons named as proxies will vote the shares represented by all valid proxy cards received by them for such substitute or additional nominee, as designated by the Board, in their discretion, to the extent permitted by applicable SEC rules. The principal occupation and certain other information about the nominees and our executive officers are set forth below in this proxy statement.

The Board recommends a vote “For” the election of the nominated slate of directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board as of the Record Date (all of which are Board nominees):

Name	Age	Appointed
Charles Allen	50	February 5, 2014
Charles Lee	48	April 1, 2021
Ashley DeSimone	48	April 15, 2024

Director Nominee Biographies

Charles W. Allen has served as our Chief Executive Officer and a member of the Board since February 5, 2014 and as Chairman of the Board since September 11, 2014. Mr. Allen also previously served as our Chief Financial Officer. Mr. Allen is responsible for our overall corporate strategy and direction. Since July 2023, Mr. Allen has served as a director of 60 Degrees Pharmaceuticals, Inc. (NASDAQ: SXTP), a pharmaceutical company. Additionally, from December 2022 until November 2024, Mr. Allen served as a director of Innovation1 Biotech, Inc. (OTC: IVBT), a former drug discovery company. Mr. Allen has extensive experience in business strategy and structuring and executing a variety of investment banking and capital markets transactions, including financings, IPOs and mergers and acquisitions. Prior to his work in the blockchain industry, he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services, and financial services. He has served as a Managing Director at numerous boutique investment banks focused on advising and raising capital for small and mid-size companies. Mr. Allen received a B.S. in Mechanical Engineering from Lehigh University and an M.B.A. from the Mason School of Business at the College of William & Mary.

The Board has determined that Mr. Allen’s extensive experience in the blockchain industry, his investment banking background and his leadership in guiding the Company’s strategic direction since 2014 provide him with the qualifications and skills to serve as a director.

Charles Lee has served as an independent Director since April 1, 2021. Mr. Lee is the creator of Litecoin and a Director of the Litecoin Foundation. Mr. Lee attended The Massachusetts Institute of Technology where he graduated in 2000 with Bachelor’s and Master’s degrees in Electrical Engineering and Computer Science. Prior to creating Litecoin, Mr. Lee was a Software Engineer at Google. In 2011, Mr. Lee created Litecoin in an effort to improve upon Bitcoin’s high fees, slower transaction times, and scalability issues. Mr. Lee went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time.

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The Board has determined that Mr. Lee’s technical expertise as the creator of Litecoin, his engineering background, and his deep understanding of cryptocurrency technology provide him with the qualifications and skills to serve as a director.

Ashley DeSimone has served as an independent Director since April 15, 2024. Ms. DeSimone is a strategy and communications executive with extensive experience in the U.S. capital markets, investor and public relations, marketing, and business development. She is the Chief Marketing Officer of Clear Street, a diversified financial services firm. From 2004 until 2013, and then from 2020 until 2024, Ms. DeSimone was a Partner at ICR, one of the largest strategic communications and capital markets advisories, where she spent 15 years creating and leading strategies for pre-public and public companies across TMT and consumer sectors. From 2016 until 2020, Ms. DeSimone was a Partner at TSG Entertainment Finance, where she executed select investments including into a leading fan-platform in the ticketing space, and managed and marketed content-focused funds related to 20th Century Fox IP. In her IP-related investments, Ms. DeSimone garnered Tony-voting status in The Broadway League. Ms. DeSimone’s professional background is rooted in Wall Street, where she began her career as a sell-side equity analyst covering the Media, Advertising, & Marketing Services sectors.

The Board has determined that Ms. DeSimone’s strategic communications expertise, her capital markets experience, and her background advising public companies on investor relations provide her with the qualifications and skills to serve as a director.

Executive Officers

The following table represents our Executive Officers as of the Record Date:

Name	Age	Position	Appointed
Charles Allen	50	Chief Executive Officer	February 5, 2014
Michael Prevoznik	36	Chief Financial Officer	December 1, 2021
Benjamin Hunter	31	Chief Technology Officer	January 1, 2026

See above for the biography of Charles Allen.

Michael Prevoznik, has been the Company’s Chief Financial Officer since December 2021. Prior to that, Mr. Prevoznik worked for PricewaterhouseCoopers LLP for over nine years specializing in investment company audits for leading asset managers in the financial services industry. Mr. Prevoznik is a Certified Public Accountant licensed in the state of Pennsylvania. Mr. Prevoznik received a B.S. in Business Administration as well as a Master of Accountancy from the Grossman School of Business at the University of Vermont.

Benjamin Hunter, has been the Company’s Chief Technology Officer since January 2026. Prior to that, Mr. Hunter served as the Company’s Vice President of Engineering since 2024. Prior to joining BTCS, Mr. Hunter worked at bloXroute Labs beginning in 2021, where he specialized in maximal extractable value (MEV) infrastructure. Before entering the DeFi space, Mr. Hunter led development teams across multiple technology startups as a senior developer for nearly a decade. Mr. Hunter received a B.S. in Computer Science from Oakland University in Rochester, Michigan.

Former Executive Officer

Manish Paranjape previously served as the Company’s Chief Technology Officer from February 2022 until his resignation, which was effective February 3, 2025.

Michal Handerhan previously served as the Company’s Chief Operating Officer from February 2014 until his transition to the role of Operations Specialist on August 13, 2025. Mr. Handerhan resigned from the Board of Directors effective November 13, 2025. Mr. Handerhan serves as a Board observer.

There are no family relationships between any of the executive officers and directors. Additionally, no director or executive officer has been involved in any legal proceedings during the past 10 years that are material to an evaluation of the ability or integrity of any director or executive officer.

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CORPORATE GOVERNANCE

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of BTCS and its stockholders, consistent with its fiduciary duties of care and loyalty. The Board’s responsibilities include establishing broad corporate policies, reviewing the overall performance of BTCS, and overseeing risk management. The Board is not, however, involved in the operating details on a day-to-day basis. Our Bylaws require that each director is elected and holds office until the successor is elected and qualified.

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) Nominating and Corporate Governance Committee (the “Nominating Committee”). These committees regularly report on their activities and actions to the Board.

Each of our Audit, Compensation, and the Nominating Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at https://www.btcs.com/governance. The information contained in or accessible through our website does not constitute a part of, and is not incorporated into, this Proxy Statement.

The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Nominating

Charles Allen
Charles Lee	×	×	×	×
Melanie Pump (1)	×	Chair	×	×
Ashley DeSimone	×	×	Chair	Chair
Number of Meetings		4	3	1

(1)	Ms. Pump is not standing for reelection to the Board of Directors and will no longer be a part of the Audit Committee, Compensation Committee or the Nominating Committee as of the conclusion of the 2026 Annual Meeting.

The Board held five meetings during fiscal year 2025. Each director attended at least 75% of the aggregate number of meetings of the Board and committees on which such director served during the period in which such director served on the Board or applicable committee. The Company does not have a policy regarding Board members attending annual meetings.

Director Independence

Our Board has determined that Charles Lee, Melanie Pump, and Ashley DeSimone are independent in accordance with standards under the rules of The Nasdaq Stock Market LLC (“Nasdaq”). Our Board determined that as a result of being employed as an executive officer, Charles Allen is not independent under the listing standards of Nasdaq.

Our Board has also determined that Charles Lee, Melanie Pump and Ashley DeSimone are independent under the listing standards of Nasdaq for Audit Committee members and Compensation Committee members.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies, financial reporting and disclosure processes, and any issues that may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm, and reviews the Company’s annual and quarterly financial statements and related disclosure with our independent registered public accounting firm and management. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and compliance with the Sarbanes-Oxley Act of 2002.

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In addition, the Audit Committee annually (i) reviews the Company’s financial reporting practices, critical accounting policies, and estimates; (ii) reviews significant financial risks and exposures and assesses the steps management has taken to monitor such risks and exposures; (iii) reviews issues regarding the Company’s accounting principles, including any significant changes in the Company’s selection or application of accounting principles, and the Company’s financial statement presentation; (iv) reviews issues as to the adequacy of the Company’s internal controls and compliance with applicable laws and regulations; and (v) reviews management’s attitude toward, and effectiveness in establishing, internal controls, and the efficiency of the process used to establish, monitor, and evaluate internal control systems.

In addition, the Audit Committee is responsible for reviewing and discussing with management the adequacy and effectiveness of the Company’s information and technology security policies, internal controls related to information and technology security, and its cybersecurity and privacy-related risk management framework.

The Board has determined that Melanie Pump is qualified as an Audit Committee Financial Expert, as that term is defined by Item 407(d)(5)(ii) of Regulation S-K and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans.

The Compensation Committee may delegate any or all of its duties or responsibilities to a subcommittee, to the extent consistent with the Company’s Bylaws, applicable laws and the listing standards of Nasdaq.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, and the oversight of the evaluations of the Board and management. The Nominating Committee is committed to a policy of inclusiveness and seeks members with diverse backgrounds, an understanding of our business and a reputation for integrity. The Nominating Committee also monitors and enforces the Company’s related party transaction policy.

The Nominating Committee recommended that the Board nominate each of the director nominees for election at the Annual Meeting. The Nominating Committee does not currently maintain a formal policy regarding the consideration of director candidates recommended by stockholders. However, the Nominating Committee will consider director candidates recommended by stockholders in good faith and evaluate them using the same criteria applied to other candidates. Any stockholder wishing to recommend a director candidate should submit the recommendation in writing to BTCS Inc., 303 W. Lancaster Avenue, No. 336, Wayne, Pennsylvania, 19087, Attention: Corporate Secretary, along with the candidate’s name, biographical information, and qualifications.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Insider Trading Compliance Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Compliance Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

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Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members, as well as a particular nominee’s contribution to that mix. Although there are many other factors, the Board seeks individuals with experience in the blockchain and virtual currency industry, financial and accounting experience, and leadership experience in technology or capital markets.

Board Leadership Structure and Role of Board in Risk Oversight

Our Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles, is in the best interests of BTCS and its stockholders at this time. Several factors support the leadership structure chosen by the Board, including, among others:

●	The Chief Executive Officer is intimately involved in the day-to-day operations of BTCS and is best positioned to elevate the most critical business issues for consideration by the Board.

●	The Board believes that having the Chief Executive Officer serve in both capacities allows him to more effectively execute BTCS’ strategic initiatives and business plans and confront its challenges. A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our stockholders.

Our risk management function is overseen by our Board. Our management keeps the Board apprised of material risks and provides directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Charles Allen, as our Chief Executive Officer and Chairman of the Board, works closely together with the Board and its independent directors, on how to best address identified risks. If the identified risk poses an actual or potential conflict with management, our independent directors shall conduct the assessment. Presently, the primary risks affecting us are: (i) the regulatory environment in which we operate, (ii) our ability to execute on our business model, (iii) the price of our crypto assets decreasing, and (iv) the security of our crypto assets (including cybersecurity). Management spends a significant amount of time analyzing potential strategies and any opportunities which may limit our exposure to a material decrease in the price of our crypto assets. Management reports their findings to the Board on a quarterly basis (or more frequently when appropriate).

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy, without charge, to anyone that requests a copy of our Code of Ethics in writing by contacting BTCS Inc., 303 W. Lancaster Avenue, No. 336, Wayne, Pennsylvania, 19087, Attention: Corporate Secretary.

Hedging

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

Additionally, our Board has adopted a Clawback policy in accordance with the rules of the Nasdaq Stock Exchange and SEC Rule 10D-1, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three-year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required). A copy of our Clawback Policy was filed as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.

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Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at BTCS Inc., 303 W. Lancaster Avenue, No. 336, Wayne, Pennsylvania, 19087, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Related Person Transactions

There were no related person transactions during fiscal years 2025 and 2024 or currently proposed transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

During 2025, there were no equity grants made to the Company executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

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PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR 2026

Our Board has appointed Forvis Mazars, LLP (“Forvis Mazars”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Forvis Mazars has been BTCS’ independent registered public accounting firm since March 2026. Prior to that, RBSM LLP (“RBSM”) was our independent registered public accounting firm. Selection of BTCS’ independent registered public accounting firm is not required to be submitted to a vote of the shareholders of BTCS for ratification. However, the Board is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of BTCS and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of Forvis Mazars is not expected to be present at the Annual Meeting.

Change in Independent Registered Public Accounting Firm

On March 30, 2026, the Audit Committee dismissed RBSM as the Company’s independent registered public accounting firm.

The reports of RBSM on the Company’s financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 30, 2026, the effective date of RBSM’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between BTCS and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference thereto in its reports on the financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Board recommends a vote “For” this Proposal No. 2

Our Audit Committee currently consists of Melanie Pump, Ashley DeSimone and Charles Lee. The Audit Committee reviews BTCS’ financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and RBSM. The Company’s management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and RBSM. The Audit Committee reviewed with RBSM its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board, which we refer to as the “PCAOB.”

Audit Committee Report

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	met privately with the independent registered public accounting firm and discussed matters required by the PCAOB;

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●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

This report is submitted by the Audit Committee:

Melanie Pump, Chairperson

Ashley DeSimone

Charles Lee

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filing of BTCS under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

It is not the duty of the Audit Committee to determine that BTCS’ financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles (“GAAP”) or to plan or conduct audits. Those are the responsibilities of management and BTCS’ independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of BTCS independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Fees incurred by BTCS for the Services Provided by its Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees paid for or accrued by BTCS for audit and other services provided by RBSM for the years ended December 31, 2025 and 2024:

	2025 ($)	2024 ($)
Audit Fees (1)	611,000	285,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	611,000	285,000

(1)	Audit fees - these fees relate to the annual audits and quarterly reviews of our financial statements and registration statements as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

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PROPOSAL 3. INCREASE IN SHARES AVAILABLE UNDER THE 2021 EQUITY INCENTIVE PLAN

The Company’s 2021 Equity Incentive Plan, as amended, was effective on January 1, 2021 and approved by shareholders on March 31, 2021 and amended on June 13, 2022. The Company previously received shareholder approval on July 11, 2023 to increase the authorized amount under the 2021 Plan from 7,000,000 to 12,000,000 shares. On March 27, 2026, the Board approved the amendment to the 2021 Plan (the “Increase in Authorized Amendment”) to increase the maximum total number of shares of common stock the Company may issue under the 2021 Plan to 24,500,000 shares (an increase of 12,500,000 shares) because the Company needs to be able to issue equity awards to directors, management, and service providers in order to attract and retain such persons and to further align their interests with those of the Company’s stockholders. The Board determined that an increase under the 2021 Plan based on approximately 21.3% of the Company’s fully-diluted shares outstanding as of the approval date was appropriate and in the best interests of the stockholders and the Company. As of the Record Date, there were approximately seven employees, no consultants and three non-employee directors eligible to participate in the 2021 Plan. As of the Record Date, the closing price of the Company’s common stock was $1.66 per share.

The Board, acting as the Compensation Committee (the “Committee”), approved the Increase in Authorized Amendment, subject to approval of the stockholders. If the stockholders do not approve the Increase in Authorized Amendment, the 2021 Plan will remain in effect and unchanged. If approved by the stockholders, the Increase in Authorized Amendment will be effective immediately.

Reason for the Proposal

The 2021 Plan currently authorizes the issuance of up to 12,000,000 shares of common stock. As of the Record Date, there were 5,747,422 shares of common stock subject to outstanding restricted stock awards and stock options which were issued under the 2021 Plan.

As of the Record Date, there are only 200,342 shares remaining for future grants under the 2021 Plan, which management and the Board believes is inadequate to execute the Company’s business plan.

If approved by the stockholders, the Increase in Authorized Amendment will enable the Company to continue to provide stock-based incentives that will enhance the alignment of interests of employees, consultants and directors with those of the stockholders of the Company. In offering stock ownership and rewarding employees for their achievements, the Company believes it will motivate employees to achieve superior long-term results. Additionally, as the Company competes for employees and key personnel in a variety of geographic regions and talent markets, the Company believes it must maintain competitive compensation programs to continue to attract, motivate, and retain the types of employees, consultants and directors who will contribute to the Company’s short-term financial performance and long-range success. The Company also believes that the Increase in Authorized Amendment will allow it to continue to utilize a balanced approach to compensation by using a combination of salaries, performance-based bonuses, and long-term equity incentives. The compensation structure encourages management to make decisions that favor the Company’s future stability and profitability, rather than short-term results.

Set forth below is a summary of the 2021 Plan, which is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is included as Annex A to this Proxy Statement and the text of the Increase in Authorized Amendment, a copy of which is included as Annex B to this Proxy Statement. If there is any inconsistency between the following summary of the 2021 Plan and the full text of the Increase in Authorized Amendment, the full text shall govern.

The Board recommends a vote “For” this Proposal No. 3.

Effective Date; Duration of the 2021 Plan

The 2021 Plan will remain in effect until the tenth anniversary of the date it was approved by the Board (January 1, 2021), unless terminated earlier by the Board. No awards may be granted under the 2021 Plan after the tenth anniversary of the date the 2021 Plan was approved by the Board; however, awards granted prior to such date may extend beyond that date in accordance with their terms.

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Plan Administration

The 2021 Plan is administered by the Committee or, in the Board’s sole discretion, by the Board. The Committee has the authority to, among other things, interpret the 2021 Plan, determine who will be granted awards under the 2021 Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the 2021 Plan.

Eligibility

The Committee may grant awards to any employee, consultant or director of the Company and its affiliates. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Committee, in its sole discretion.

Non-employee directors currently receive awards as described in this proxy statement under Compensation of Directors and the Company’s named executive officers receive awards as described in this proxy statement under Executive Compensation.

Shares Available for Awards; Limits on Awards

The 2021 Plan currently authorizes the issuance of up to 12,000,000 shares of common stock. If any outstanding award expires or is canceled, forfeited, or terminated without issuance of shares or an award granted under the 2021 Plan is settled for cash, then the shares subject to such award will again become available for future grant under the 2021 Plan. Shares withheld or tendered to pay exercise prices or taxes, shares underlying net-settled SARs, and shares repurchased with option-exercise proceeds do not return to the share reserve and therefore permanently reduce the number of shares available for future awards. Additionally, if Proposal 4 is approved, additional shares will become available under the 2021 Plan.

Types of Awards that May be Granted

Subject to the limits in the 2021 Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the 2021 Plan are: stock options (including both incentive stock options (“ISOs”) and non-qualified stock options (“NQSO”)), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance share awards, and performance cash awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a non-qualified stock option. ISOs and non-qualified stock options are taxed differently, as described under Federal Income Tax Consequences of Awards. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the grant date. As of the Record Date, the last reported sale price of our common stock on Nasdaq was $1.66 per share. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with an option granted under the 2021 Plan.

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Restricted Stock

A restricted stock award is an award of actual shares of common stock which may be subject to certain restrictions for a period of time determined by the Committee. Restricted stock may be held by the Company or in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends, provided that any cash or stock dividends with respect to the restricted stock will be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld will be distributed to the participant in cash or, at the discretion of the Committee, in shares of common stock having a fair market value equal to the amount of such dividends upon the release of restrictions on such restricted stock, unless such restricted stock is forfeited.

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which may be subject to certain restrictions for a period of time determined by the Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a stockholder. The Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant’s award agreement. The Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

Performance Share Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award.

Performance Cash Awards

A performance cash award is a cash award that is payable contingent upon the attainment during a performance period of certain performance goals. The Committee has the discretion to determine the length of the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award. The Company may still award cash bonuses or similar cash-based compensation outside of the 2021 Plan.

Vesting

The 2021 Plan allows for awards subject to either time-based vesting or performance-based vesting, or both as determined by the Committee. The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2021 Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards and the maximum number of shares of common stock with respect to which any one person may be granted awards during any period will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (the “Code”) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

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Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, (i) the vesting of all awards under the 2021 Plan will fully accelerate and all outstanding options and SARs will become immediately exercisable, (ii) the restricted period will expire immediately with respect to all outstanding restricted stock and restricted stock units, and (iii) in the case of performance share awards and performance cash awards, all incomplete performance periods in effect on the date the change in control occurs will end on the date of such change in control and the Committee will (a) determine the extent to which performance goals with respect to each such performance period have been met and (b) cause applicable participants to be paid partial or full awards for each such performance period based upon the Committee’s determination of the degree to which performance goals were attained or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

In addition, in the event of a change in control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the change in control transaction. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of any consideration.

“Change in Control” generally means, with certain exceptions, the occurrence of: (i) any person becomes the owner of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the 2021 Plan is adopted by the Board, are Incumbent Directors cease for any reason to constitute at least a majority of the members of the Board. Stockholders are encouraged to review the 2021 Plan for the full definition of Change in Control.

Amendment or Termination of the 2021 Plan

The Board may amend or terminate the 2021 Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable laws or the rules of any stock exchange or quotation system on which the shares of common stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the 2021 Plan. The 2021 Plan will terminate on the tenth anniversary of the date it was approved by the Board, unless sooner terminated by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, except as required by law or to comply with Section 409A of the Internal Revenue Code or other applicable tax or securities laws, the Committee may not amend an award in a manner that would materially impair a participant’s rights under the award without the participant’s written consent.

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Forfeiture and Recoupment

Each award and the applicable participant’s rights, payments and benefits with respect to an award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the participant’s: (i) breach of a duty of confidentiality, (ii) competing with the Company, (iii) soliciting Company personnel after employment is terminated, (iv) failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the participant, (v) being terminated for cause, (vi) violating of the Company’s insider trading policy, (vii) or engaging in other conduct that is detrimental to the business or reputation of the Company and/or its affiliates as determined by the Board.

Clawback

Each award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any of the foregoing.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the 2021 Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in regular taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise (or one year in the case of disability). However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise, then on the sale of the shares any amount realized in excess of the exercise price will be taxed as long-term capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

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SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

RSUs

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2021 Plan and awards granted under the 2021 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

New Plan Benefits

The following table sets forth the number of shares of common stock underlying outstanding awards issued to the officers and directors of the Company under the 2021 Plan as of the record date, any of which are subject to approval by the stockholders at the Annual Meeting under Proposal 4. Because future grants of awards under the 2021 Plan are subject to the discretion of the Board and the Committee, other than disclosed below, the future awards that may be granted to participants cannot be determined at this time.

Name and Position	Dollar Value ($)(1)	Number of Shares Underlying RSUs
Charles Allen	3,560,000	1,348,485
Chief Executive Officer

Michael Prevoznik	1,385,010	524,625
Chief Financial Officer

Benjamin Hunter	1,385,010	524,625
Chief Technology Officer

All current executive officers, as a group	6,330,020	2,397,735

All current directors, who are not executive officers, as a group	-	-

Employees, who are not executive officers, as a group	630,023	238,645

(1)	Based on the closing price on the grant date. The actual value, if any, that a participant may receive will depend on a number of factors, including, without limitation, the market price of the Common Stock at the time of vesting, the satisfaction of applicable conditions, the participant’s continued service, and other terms and conditions. There can be no assurance that the values shown will correspond to the amounts ultimately received by any participant.

Equity Compensation Plan Information

The following table discloses, as of December 31, 2025, the number of outstanding options and other rights granted by the Company to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities to be issued upon vesting of RSUs and restricted stock (c)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (c)) (d)
Equity compensation plans approved by security holders	3,439,058	$2.79	478,375	2,756,026
Equity compensation plans not approved by security holders	-	-	-	-
Total	3,439,058	$2.79	478,375	2,756,026

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PROPOSAL 4. AMENDMENT TO PERMIT THE RETURN OF CERTAIN SHARES FOR FUTURE GRANTS UNDER THE 2021 PLAN

The 2021 Plan currently provides that shares underlying awards may again be available for future grants only in limited circumstances, including when an award is forfeited, expires, or terminates without the issuance of shares or is settled for cash or otherwise does not result in issuance of all or a portion of shares subject to an award granted under the 2021 Plan.

On April 2, 2026, the Board approved an amendment to the 2021 Plan (the “Plan Share Utilization Amendment”) to expand the categories of shares that may again be available for future grants under the 2021 Plan to include (i) shares tendered for the payment of option exercises, (ii) shares delivered or withheld to satisfy tax withholding obligations and (iii) shares covered by awards that were not issued upon the settlement of an award. We are asking our stockholders to approve the Plan Share Utilization Amendment.

The Board believes that the Plan Share Utilization Amendment will allow the Company to use equity compensation more efficiently while continuing to align the interests of our executives, employees, directors and other service providers with those of our stockholders.

Background and Reason for the Plan Share Utilization Amendment

Equity compensation is a key component of our compensation program and is critical to attracting, motivating and retaining the talent necessary to execute our business strategy. Under the 2021 Plan as currently in effect, only shares underlying awards that are forfeited, canceled or otherwise terminate without being exercised or settled in shares return to the Plan’s share reserve. Shares withheld or tendered to pay exercise prices or taxes, shares underlying net-settled SARs, and shares repurchased with option-exercise proceeds do not return to the share reserve and therefore permanently reduce the number of shares available for future awards.

Potential Dilution and Plan Usage

The Board and the Compensation Committee considered the potential dilutive impact of the Plan Share Utilization Amendment, and our historical usage of equity awards in recommending the Plan Share Utilization Amendment. While this may increase the number of awards that can be granted over the life of the 2021 Plan, the Company intends to continue to manage equity usage prudently and within levels it believes are reasonable in light of market practice and stockholder interests.

U.S. Federal Income Tax Consequences

The Plan Share Utilization Amendment is not expected to change the general U.S. federal income tax consequences associated with awards granted under the 2021 Plan, which are described under “Federal Income Tax Consequences of Awards” on page 22.

The Board recommends a vote “For” this Proposal No. 4.

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PROPOSAL 5. AMENDMENT TO ADD AN EVERGREEN PROVISION TO THE 2021 PLAN

On April 2, 2026, the Board approved an amendment to the 2021 Plan (the “Evergreen Amendment”) to add an evergreen provision that would automatically increase the number of shares of common stock authorized for issuance under the 2021 Plan on the first day of each fiscal year, beginning with fiscal year 2027, by an amount equal to 2.5% of the total outstanding shares of common stock on the last day of the immediately preceding fiscal year (or such lesser number of shares as the Board may determine). We are asking our stockholders to approve the Evergreen Amendment.

Background and Reason for the Evergreen Amendment

The Board believes that an evergreen provision will allow the Company to continue to attract and retain talented employees, consultants and directors by ensuring that an adequate pool of shares remains available for future equity awards without requiring the Company to seek shareholder approval for share increases on an annual basis. The evergreen feature provides predictability and allows the Company to plan its long-term compensation strategy while maintaining alignment between the interests of employees and stockholders.

The Board has determined that an annual increase of 2.5% of the outstanding shares represents an appropriate balance between the Company’s need to grant equity incentive awards and stockholders’ interest in limiting dilution. This percentage is within the range commonly adopted by public companies with evergreen provisions in their equity incentive plans.

Potential Dilution

The Board and the Compensation Committee considered the potential dilutive impact of the Evergreen Amendment. While the evergreen provision may result in additional shares being available for awards over the life of the 2021 Plan, the Company intends to continue to manage equity usage prudently and within levels it believes are reasonable in light of market practice and stockholder interests.

U.S. Federal Income Tax Consequences

The Evergreen Amendment is not expected to change the general U.S. federal income tax consequences associated with awards granted under the 2021 Plan, which are described under “Federal Income Tax Consequences of Awards” beginning on page 22.

The Board recommends a vote “For” this Proposal No. 5.

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PROPOSAL 6. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the voting of the proxies at the adjourned meeting by following the proxy revocation procedures described in this proxy statement.

The Board recommends a vote “For” this Proposal No. 6.

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EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as our Chief Executive Officer (“Principal Executive Officer” or “PEO”) during 2025, and our two most highly compensated executive officers other than the Chief Executive Officer. We refer to these persons as the “Named Executive Officers” or “NEOs”.

2025 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)(1)(2)	Option Awards ($)(f)(3)	All Other Compensation ($)(i)(4)	Total ($)(j)

Charles Allen	2025	449,570	283,778	526,500	1,407,877	40,555	2,708,280
Chief Executive Officer	2024	429,933	-	650,944	1,842,915	40,055	2,963,847

Michael Prevoznik	2025	260,190	136,853	253,907	678,954	35,000	1,364,904
Chief Financial Officer	2024	245,706	52,815	468,958	522,223	34,500	1,324,202

Michal Handerhan	2025	300,497	-	-	-	40,817	341,314
Chief Operations Officer (5)	2024	300,307	94,676	824,649	188,801	35,176	1,443,609

(1)	Amounts reported represent the aggregate grant date fair value of awards granted to the Named Executive Officers, computed in accordance with FASB ASC Topic 718, without regard to forfeitures. This amount does not reflect the actual economic value realized by the Named Executive Officers.

(2)	Amounts reported in the “Stock Awards” column represent restricted stock awards granted during the year. For 2025, these awards consisted of: (i) 199,432 restricted shares granted to Mr. Allen, and (ii) 96,177 restricted shares granted to Mr. Prevoznik in settlement of performance bonuses.

(3)

Amounts reported in the “Option Awards” column represent the aggregate grant date fair value of stock options granted during the year in settlement of performance bonuses. For 2025, option awards consisted of:

(a) Mr. Allen: 528,210 incentive stock options, comprised of (i) 169,232 options with an exercise price of $4.20 and an expiration date of August 7, 2032, and (ii) 358,978 options with an exercise price of $2.64 and an expiration date of December 31, 2032; and

(b) Mr. Prevoznik: 254,731 incentive stock options, comprised of (i) 81,613 options with an exercise price of $4.20 and an expiration date of August 7, 2032, and (ii) 173,118 options with an exercise price of $2.64 and an expiration date of December 31, 2032.

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(4)	Amounts reported in the “All Other Compensation” column consist of the following for 2025:

(a) Mr. Allen: (i) $23,000 representing discretionary matching contributions by the Company to its 401(k) plan in 2025 related to 2024 employee contributions, (ii) $12,000 for office space, telephone and internet expense allowances, and (iii) insurance premiums paid by the Company on his behalf;

(b) Mr. Prevoznik: (i) $23,000 representing discretionary matching contributions by the Company to its 401(k) plan in 2025 related to 2024 employee contributions, and (ii) $12,000 for office space, telephone and internet expense allowances; and

(c) Mr. Handerhan: (i) $23,000 representing discretionary matching contributions by the Company to its 401(k) plan in 2025 related to 2024 employee contributions, (ii) $9,000 for office space, telephone and internet expense allowances, and (iii) insurance premiums paid by the Company on his behalf.

(5)	Mr. Handerhan served as Chief Operating Officer during fiscal 2025 and was an executive officer for a portion of the year. Effective August 13, 2025, he ceased serving as an executive officer but continues to be employed by the Company in a non-officer capacity.

Employment Arrangements with Named Executive Officers

Charles Allen

On June 22, 2017, the Company entered into an employment agreement with Charles Allen (the “Allen Employment Agreement”), whereby Mr. Allen agreed to serve as our Chief Executive Officer and Chief Financial Officer in consideration for a base salary of $245,000, which was to be increased annually by 4.5% (an “Annual Increase”). After a number of salary increases (including as a result of Annual Increases), Mr. Allen’s base salary was approximately $450,000 for 2025. On January 1, 2026, the Board increased Mr. Allen’s base salary to $600,000. In March 2026, the Company and Mr. Allen entered into an Amended and Restated Employment Agreement (the “A&R Agreement”). The A&R Agreement primarily revised the definition of Change in Control to clarify that sales of Common Stock pursuant to the Company’s At-The-Market Offering Agreement do not constitute a change in control event and to adjust certain ownership thresholds used in determining a change in control. The A&R Agreement also incorporated prior amendments to the Allen Employment Agreement.

Michal Handerhan

On June 22, 2017, the Company entered into an employment agreement with Michal Handerhan (the “Handerhan Employment Agreement”), whereby Mr. Handerhan agreed to serve as our Chief Operating Officer and Secretary in consideration for a base salary of $190,000, which was to be increased by the Annual Increase. After a number of salary increases (including as a result of a number of Annual Increases), Mr. Handerhan’s base salary was approximately $300,000 for 2025 and 2026. On August 13, 2025, Mr. Handerhan, transitioned from his position as Chief Operating Officer to the role of Operations Specialist. Mr. Handerhan and the Company mutually agreed to terminate the Handerhan Employment Agreement and RSU agreement.

Michael Prevoznik

On November 30, 2021, the Company (under an offer letter) agreed to pay Mr. Prevoznik a salary of $175,000 per year. After a number of salary increases, Mr. Prevoznik’s base salary was approximately $260,000 for 2025. On January 1, 2026, the Board increased Mr. Prevoznik’s base salary to $350,000.

Annual Performance Bonuses

Additionally, our executive officers are eligible for an annual performance bonus if the Company meets certain criteria, as established by the Board.

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Annual Performance Payout

On January 1, 2026, the Board approved annual performance payouts for fiscal year 2025, with final amounts reflecting adjustments based on actual audited financial results, in the aggregate of approximately $2,539,000, of which approximately $556,000 was paid in cash and the remaining was paid in a combination of restricted stock and incentive stock options. Our Named Executive Officers received the following:

●	Mr. Allen was issued 358,978 incentive stock options, as well as 199,432 shares of restricted Common Stock and $283,778 of cash.
●	Mr. Prevoznik was issued 173,118 incentive stock options, as well as 96,177 shares of restricted Common Stock and $136,853 of cash.

Termination Provisions

The terms of the Allen Employment Agreement provide Mr. Allen with certain severance and change of control benefits if Mr. Allen resigns from the Company for Good Reason or the Company terminates Mr. Allen’s employment other than for Cause. In such circumstances, Mr. Allen would be entitled to a lump sum payment equal to (i) 12 months of Mr. Allen’s then-current base salary, and (ii) payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan to which Mr. Allen was a participant. In addition, the severance benefit for Mr. Allen under the employment agreement includes the Company continuing to pay for medical and life insurance coverage for up to one year following termination. If, within eighteen months following a change of control (as defined below), Mr. Allen’s employment is terminated by the Company without cause or Mr. Allen resigns from the Company for good reason, Mr. Allen will receive certain severance compensation. In such circumstances, the cash benefit to Mr. Allen will be a lump sum payment equal to two times (i) his then-current base salary and (ii) his prior year cash bonus and incentive compensation. Upon the occurrence of a change of control, irrespective of whether Mr. Allen’s employment with the Company terminates, Mr. Allen’s stock options and equity-based awards will immediately vest.

A “change of control” for purposes of the Allen Employment Agreement generally means any of the following: (i) the sale or partial sale of the Company to an unaffiliated person or entity or group of un-affiliated persons or entities pursuant to which such party or parties acquire shares of capital stock of the Company representing at least 50% of the fully diluted capital stock (including warrants, convertible notes, and preferred stock on an as converted basis) of the Company, provided, however the sale of common stock pursuant to an ATM agreement shall be excluded or (ii) the sale of the Company to an un-affiliated person or entity or group of such persons or entities pursuant to which such party or parties acquire all or substantially all of the Company’s assets determined on a consolidated basis. “Good Reason” for purposes of the Allen Employment Agreement generally mean any of the following: (i) any diminution of duties inconsistent with Mr. Allen’s authority, duties and responsibilities (including, without limitation, a change in the chain of reporting); (ii) any reduction of or failure to pay the Mr. Allen compensation provided for in his Employment Agreement, except to the extent he consents in writing to any reduction, deferral or waiver of compensation, which non-payment continues for a period of 10 days following written notice to the Company by Mr. Allen of such non-payment; (iii) a material change in the geographic location at which Mr. Allen provides services to the Company, provided that such change shall be more than 30 miles from such location; (iv) the consummation of any change of control; (v) any material violation by the Company of its obligations under this Agreement that is not cured within 30 days, except as provided in clause (ii) above.

Additionally, we have entered into an indemnification agreement with each executive officer.

Employee Benefit Plans

The Company maintains defined contribution benefit plans under Section 401(k) of the Internal Revenue Code covering substantially all qualified employees of the Company (the “401(k) Plan”). Under the 401(k) Plan, the Company may make discretionary contributions of up to 100% of employee contributions. In 2025, the Company made contributions to the 401(k) Plan of approximately $122,000.

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Pay-versus-Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs.

Year (a)	Summary Compensation Table Total for PEO (b)(1)	Compensation Actually Paid to PEO (c)(2)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (d)(3)	Average Compensation Actually Paid to non-PEO Named Executive Officers (e)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (f)(4)	Net Income (g)(5)

2025	2,708,280	4,541,422	853,109	1,191,503	139	(33,353,433)
2024	2,963,847	2,827,369	1,383,906	1,848,921	130	(1,271,174)
2023	804,323	804,323	428,245	461,299	88	7,818,728

(1)	Represents the amounts reported for Mr. Charles Allen (the “PEO”) in the “Total” column of the “Summary Compensation Table” in each applicable year.

(2)	SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay Versus Performance” table above. For purposes of the equity award adjustments shown below, no equity awards were cancelled as a result of a failure to meet vesting conditions. The valuation assumptions used to calculate fair values for purposes of the compensation actually paid calculation did not materially differ from those disclosed at the time of grant (as applicable). For purposes of the dividends paid on equity awards prior to vesting, the compensation actually paid amount includes the dividends declared during the period for unvested management awards and RSUs that will become payable upon satisfaction of all applicable service period requirements and vesting conditions. The following table details the applicable adjustments to the amount in the “Total” column of the “Summary Compensation Table” in each applicable year that were made to determine “compensation actually paid” (all amounts are averages for the NEOs other than the PEO):

Year	Name	Summary Compensation Table Total ($)	Deduct “Stock Awards” and “Option Awards” reported in Summary Compensation Table ($)	Add Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)(5)	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year ($)(5)	(Deduct) Change in Fair Value of Equity Awards Granted in Prior Years that Failed to Vest in the Year ($)	Add Value of any Dividends or Other Earnings Paid in the Year ($)	Compensation Actually Paid ($)
2025	PEO	2,708,280	(1,934,377)	1,407,877	-	526,500	1,465,041	-	368,101	4,541,422
	Other NEOs	853,109	(466,431)	339,477	34,865	126,954	248,850	(33,646)	88,325	1,191,503
2024	PEO	2,963,847	(2,493,859)	-	-	1,983,489	373,892	-	-	2,827,369
	Other NEOs	1,383,906	(480,093)	69,800	13,332	677,941	184,035	-	-	1,848,921
2023	PEO	804,323	(354,849)	-	-	354,849	-	-	-	804,323
	Other NEOs	428,245	(126,656)	16,300	17,617	122,856	2,937	-	-	461,299

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(3)	Represents the average of the amounts reported for the NEOs as a group (excluding the PEO) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs included for these purposes for all years presented are Messrs. Handerhan and Prevoznik.

(4)	Represents the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s Common Stock at December 31, 2020 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

(5)	Represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year reflected in the table.

Relationship Between Compensation Actually Paid and our Total Shareholder Return

Our stock price performance is not a direct element used in determining Compensation Actually Paid (“CAP”) to our Named Executive Officers (“NEOs”). However, due to the fact that a significant portion of executive compensation consists of equity-based awards, changes in stock price materially impact CAP calculations in accordance with SEC methodology.

Over the past three years, we have observed a direct correlation between our stock price movements and CAP calculations:

●	In 2022, the Company’s stock price declined, resulting in a lower CAP for our NEOs relative to the total compensation reported in the Summary Compensation Table (“SCT”).
●	In 2023 and 2024, the Company’s stock price increased year-over-year from the original grant date stock prices of outstanding RSUs, leading to higher CAP calculations relative to the SCT totals, despite no fundamental change in grant structures or compensation philosophy.

While CAP fluctuates based on market-driven factors, including stock price performance and Total Shareholder Return (“TSR”), these metrics do not directly influence the compensation decisions made by the Compensation Committee. Executive compensation decisions are based on factors such as company performance, individual contributions, and strategic priorities rather than short-term stock price movements.

Relationship Between Compensation Actually Paid and our Net Income (Loss)

GAAP net income (loss) is a measure of our overall profitability and may influence investor sentiment and, in turn, our stock price performance. However, CAP is not directly aligned with GAAP net income (loss) due to the structure of our compensation program and the methodology required for CAP calculations.

The Compensation Committee does not use GAAP net income (loss) as a primary determinant of executive compensation because we believe it does not fully reflect the underlying operational performance of our business. Specifically, GAAP net income (loss) includes non-cash expenses and accounting-driven fair value determinations that impact reported financial results but do not directly correspond to the operational metrics used in compensation decisions. These include:

●	Stock-based compensation expense, where the fair value of equity awards is determined using valuation models such as the Black-Scholes model for options, leading to expense recognition that often does not correspond with actual realized value to executives.
●	Equity awards with performance-based conditions, which are reflected in GAAP expense calculations but may not yet be considered earned or vested under our Long-Term Incentive Plan.

As a result, while net income (loss) may indirectly influence CAP through its potential impact on stock price performance, the Compensation Actually Paid calculation is more sensitive to stock price movements than GAAP-reported financial results.

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Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Based on our annual risk assessment, our compensation program for employees is designed to avoid creating incentives for excessive risk taking by our employees and does not involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●	Our base pay programs consisting of competitive salary rates provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;
●	Equity awards are subject to mandatory clawback in accordance with SEC Rule 10D-1 and Nasdaq listing standards requiring recovery of erroneously awarded incentive-based compensation in the event of an accounting restatement. Additionally, equity awards may be recovered by us in the event of misconduct by the recipient including, but not limited to, a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and an employee, a termination of an employee for cause, violation of the Company’s insider trading policy, or other conduct by an employee that is detrimental to the business or reputation of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our Common Stock beneficially owned as of the record date by (i) those persons or entities known by us to be beneficial owners of more than 5% of our Common Stock, (ii) each director and director nominee, (iii) our Named Executive Officers, and (iv) all of our executive officers (including those who are not Named Executive Officers) and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o BTCS Inc., 303 W. Lancaster Avenue, No. 336, Wayne, Pennsylvania 19087. The information in the following table is based on beneficial ownership data available as of April 13, 2026.

Title of Class (1)	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Directors and Named Executive Officers:

Common Stock	Charles Allen (2)	5,708,845	11.3%
Common Stock	Michael Prevoznik (3)	732,274	1.5%
Common Stock	Michal Handerhan (4)	1,840,346	3.7%

Common Stock	Melanie Pump (5)	65,135	*
Common Stock	Charles Lee (6)	140,627	*
Common Stock	Ashley DeSimone (7)	53,522	*

Common Stock	All directors, nominees and officers as a group (6 persons)	8,540,749	16.9%

* Less than 1%.

(1)	Applicable percentages are based on 49,775,371 shares of Common Stock outstanding as of the record date, adjusted as required by rules of the SEC. Beneficial ownership is determined in accordance with SEC rules and generally includes securities over which a person has voting or investment power, as well as securities that such person has the right to acquire within 60 days of the record date, including through the exercise of options, warrants, or conversion of convertible securities.

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Shares of Common Stock underlying options and warrants that are currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated in the footnotes to this table, BTCS believes that each of the stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. Shares of Series V preferred stock are not included, as they are not convertible into Common Stock within 60 days of the record date and do not carry voting rights with Common Stock.

(2)	Allen. Mr. Allen is a director and executive officer. Includes: (i) 1,591,842 vested stock options, (ii) 24,351 warrants exercisable for shares of Common Stock, and (iii) 17,089 shares of Common Stock underlying convertible notes.

(3)	Prevoznik. Mr. Prevoznik is an executive officer. Includes 238,551 vested stock options.

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(4)	Handerhan. Mr. Handerhan is a former director and executive officer. Includes 86,244 vested stock options.

(5)	Pump. Ms. Pump is a director.

(6)	Lee. Mr. Lee is a director.

(7)	DeSimone. Ms. DeSimone is a director.

DIRECTOR COMPENSATION

During 2025, non-employee members of our Board were compensated as follows:

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)(1)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)(j)

Melanie Pump	33,333	50,002	-	-	-	-	83,335

Charles Lee	25,000	50,002			-	-	75,002

Ashley DeSimone	31,667	50,002	-	-	-	-	81,669

(1)	Amounts reported represent the aggregate grant date fair value of awards granted without regard to forfeitures to the independent members of our Board during 2025, computed in accordance with ASC Topic 718. This amount does not reflect the actual economic value realized by the director.

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Outstanding Awards at Fiscal Year End

Listed below is information with respect to unexercised options, unvested stock (including restricted stock units), and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2025:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Charles Allen	841,842	-	-	2.47	12/31/2031	-	-	-	-
Charles Allen	-	169,232	169,232	4.20	8/7/2032	-	-	-	-
Charles Allen	-	358,978	358,978	2.64	12/31/2032	-	-	-	-
Charles Allen	-	-	-	-	-	-	-	173,611	458,333
Michael Prevoznik	238,551	-	-	2.47	12/31/2031	-	-	-	-
Michael Prevoznik	-	81,613	81,613	4.20	8/7/2032	-	-	-	-
Michael Prevoznik	-	173,118	173,118	2.64	12/31/2032	-	-	-	-
Michael Prevoznik	-	-	-	-	-	109,208	288,309	55,556	146,668
Michal Handerhan	86,244	-	-	2.47	12/31/2031	-	-	-	-

(1)

The awards reported in this column represent time-based restricted stock awards that were originally granted as restricted stock units (“RSUs”) and subsequently converted into shares of restricted stock, while maintaining the original vesting schedules. The conversion of such awards was approved by the Board of Directors and did not modify the economic terms or vesting conditions.

The awards to Mr. Prevoznik consist of multiple grants, as follows:

	(a)	5,872 unvested shares (originally RSUs) granted on December 1, 2021, vest in equal annual installments over five years beginning December 31, 2022, subject to continued employment through each applicable vesting date;
	(b)	10,000 unvested shares (originally RSUs) granted on January 1, 2023, vest in equal annual installments over five years beginning December 31, 2023, subject to continued employment through each applicable vesting date;
	(c)	30,000 unvested shares (originally RSUs) granted on January 1, 2024, vest in equal annual installments over five years beginning December 31, 2024, subject to continued employment through each applicable vesting date;
(d)	30,000 unvested shares (originally RSUs) granted on January 12, 2024, vest in equal annual installments over five years beginning December 31, 2024, subject to continued employment through each applicable vesting date; and

	(e)	33,336 unvested shares (originally long-term incentive RSUs) granted on January 2, 2022, for which the applicable market capitalization performance condition has been satisfied, but which remain subject to a service-based vesting condition. These shares vest on December 31, 2026, subject to continued employment through such date.

(2)	Based upon the closing market price of our common stock on December 31, 2025.

(3)	Unearned shares represent equity awards granted under the Company’s Long-Term Incentive Plan that are subject to performance-based vesting conditions that have not yet been satisfied as of the end of the fiscal year. These awards will vest only upon the achievement of the applicable performance criteria, in addition to any required service-based conditions.

In 2023, the Board approved an amendment to all outstanding Stock Option Agreements to allow for cashless exercise of Options in accordance with the 2021 Plan.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the named proxy holders will have the discretion to vote on such matters in accordance with their best judgment and fiduciary duties unless directed otherwise.

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ANNEX A

BTCS INC. 2021 EQUITY INCENTIVE PLAN

BTCS, Inc. (the “Company”) hereby establishes this 2021 Equity Incentive Plan (the “Plan”), effective January 1, 2021 (“Effective Date”).

1. Purpose; Eligibility.

1.1 General Purpose. The purpose of the Plan is to (a) enable the Company, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Cash Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Board will have the authority to designate the time or times at which an Affiliate’s status is determined.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, or a Performance Cash Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” will have the meaning ascribed to such term in the applicable Award Agreement or, if no such definition is provided therein, in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory or common law duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board or the Committee, in its sole discretion. Any determination by the Board or Committee that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

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With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is either an executive officer or a Director; or (D) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion of another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the Plan is adopted by the Board, are Incumbent Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

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“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of two or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a registration statement on Form S-8 under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Committee or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting of an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

“Fair Market Value” means, as of the last trading day before the grant of the Award, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange, the NASDAQ Stock Market or the OTC Markets, the Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7.4.

“Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) stockholders’ equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) employee retention; (xxxvi) client satisfaction; (xxxvii ) budget management; (xxxviii) entry into or completion of strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (xliiv) completion of acquisitions or business expansion; (xliv) net assets calculated using the fair market value of digital assets; and (xlv) cash plus the fair market value of digital assets.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) by the Board or Committee (as applicable) (ii) in the Award Agreement at the time the Award is granted or (iii) in such other documented agreement between the Company and the Participant setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) may appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period, including without limitation as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes in the Company’s fiscal year, and changes to tax laws, generally accepted accounting principles, or other laws and regulations affecting reported results; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans, if any; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; or (12) to exclude litigation or claim judgments or settlements. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Performance Share Award Agreement or the written terms of a Performance Cash Award.

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“Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(l) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, and the Company is listed on a nationally recognized stock exchange, then shareholder approval shall be required before the repricing is effective.

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3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of two or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. The Committee shall consist solely of two or more Non-Employee Directors, unless determined otherwise by the Board. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11 and 4.2 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 12,000,000 shares. No more than 12,000,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

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4.2 If any shares subject to an Award granted under the Plan are forfeited, an Award granted under the Plan expires or otherwise terminates without issuance of shares, or an Award granted under the Plan is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such Award (except as described below with respect to stock settled Stock Appreciation Rights), such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan in accordance with Section 4.3 below. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.3 Any shares that again become available for Awards under the Plan pursuant to this Section shall be added as one share for every one share subject to the Awards.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. Unless allowed by the Code a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424A of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid by: (i) delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker or performed directly with the Company; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months (except for Non-qualified Stock Options which shall be six months) following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

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6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the one year anniversary of the termination as a result of the Optionholder’s Disability. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the one year anniversary of the Optionholder’s death. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options, unless otherwise allowed under the Code.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option (“Related Rights”) granted under the Plan.

(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

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(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

(h) Transferability of Stock Appreciation Rights. A Free Standing Right may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Free Standing Right does not provide for transferability, then the Free Standing Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall be transferable only upon the same terms and conditions as the related Option.

7.2 Restricted Awards.

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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(i) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

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(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(i) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Share Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4 Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

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8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

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11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Performance Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

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13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Forfeiture Events. Each Award and the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the events described below, in addition to applicable vesting conditions of an Award. Such events include a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Participant, a termination of the Participant’s Continuous Service for Cause, violation of the Company’s insider trading policy, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates as determined by the Board.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

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14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14 [Reserved]

14.15 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

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14.16 Expenses. The costs of administering the Plan shall be paid by the Company.

14.17 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Termination or Suspension of the Plan. The Plan shall terminate automatically 10 years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors on January 1, 2021.

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ANNEX B

Amendment to the

BTCS Inc. 2021 Equity Incentive Plan

Section 4 of the BTCS Inc. 2021 Equity Incentive Plan (the “Plan”) is hereby amended by deleting Section 4.1 and replacing it with the following:

4.1 Subject to adjustment in accordance with Section 11 and 4.2 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 24,500,000 shares. No more than 24,500,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

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ANNEX C

Amendment to the

BTCS Inc 2021 Equity Incentive Plan

Section 4 of the BTCS Inc. 2021 Equity Incentive Plan (the “Plan”) is hereby amended by deleting Section 4.2 and replacing it with the following:

If any shares subject to an Award granted under the Plan are forfeited, an Award granted under the Plan expires or otherwise terminates without issuance of shares, or an Award granted under the Plan is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan in accordance with Section 4.3 below. For the avoidance of doubt, this Section 4.2 includes (a) shares tendered in payment of the Option Exercise Price, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

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ANNEX D

Amendment to the BTCS Inc. 2021 Equity Incentive Plan

Section 4 of the BTCS Inc. 2021 Equity Incentive Plan (the “Plan”) is hereby amended by deleting Section 4.1 and replacing it with the following:

4.1 Subject to adjustment in accordance with Section 11, 4.2 and 4.4 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 24,500,000 shares, subject to the automatic increase set forth in Section 4.4. No more than 24,500,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

Section 4 of the Plan is hereby amended by adding a new Section 4.4 as follows:

4.4 Evergreen Provision. Subject to adjustment in accordance with Section 11, on the first day of each fiscal year of the Company, beginning with fiscal year 2027, the aggregate number of shares of Common Stock that may be issued under the Plan shall automatically increase by a number of shares equal to 2.5% of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year; provided, however, that the Board may, prior to the first day of any fiscal year, determine that there shall be no increase for such fiscal year, or that the increase shall be a lesser number of shares than would otherwise be added to the Plan pursuant to this Section 4.4. Shares added to the Plan pursuant to this Section 4.4 shall be available for issuance as Incentive Stock Options or as other Awards.

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This proxy is solicited on behalf of the Board of Directors

BTCS Inc.

303 W. Lancaster Avenue, No. 336 Wayne, Pennsylvania 19087

VOTE BY INTERNET - www.BTCS.vote

Use the Internet to vote by proxy up until 11:59 P.M. (New York Time) on June 7, 2026. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it to EQUITY STOCK TRANSFER, 237 W 37th St, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (347) 584-3644 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K are available online at www.BTCS.vote

The undersigned hereby appoints Charles Allen and Michael Prevoznik, the true and lawful proxies of the undersigned, with full power of substitution, to vote all shares of the common stock of BTCS Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m. (New York Time), on June 8, 2026, to be held virtually by calling 877-407-3088 (toll free) or +1-877-407-3088 (International), and any adjournment or postponement thereof.

This proxy is solicited by the Company's Board of Directors.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted as recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4, 5 and 6.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors.
Three (3) Nominees:

	For	Withhold
1a. Charles Allen	☐	☐
1b. Charles Lee	☐	☐
1c. Ashley DeSimone	☐	☐

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com

In their discretion, the proxies are authorized to vote for any substitute or additional nominee of the Board of Directors if any nominee named herein becomes unavailable to serve or if the Board of Directors increases the number of directors to be elected.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date